                                                                   EXHIBIT 10.4

                               SECURITY AGREEMENT

                  FOR VALUE RECEIVED, Maxxis Group, Inc. (hereinafter "Debtor") and World Access, Inc. (hereinafter "Secured Party") hereby agree as follows:

                  1. SECURITY INTEREST

                  A security interest pursuant to the Uniform Commercial Code is hereby created and provided for Secured Party in and attaches to the personal property (hereinafter "Collateral") described below to secure payment and performance of Debtor's Obligations including the Indebtedness as defined in Paragraph 3 below.

                  2. COLLATERAL

                  The Collateral of Debtor is set forth on Exhibit "A" hereto, which is made a part hereof by this reference, and includes all additions and accessions thereto and replacements thereof with respect to all such Collateral; and all products and proceeds of the property described on Exhibit A, including without limitation, money, deposit accounts, goods, insurance proceeds and other tangible or intangible property received upon the sale or other disposition of the foregoing.

                  3. DEFINITIONS

                  Any and all terms used in this Agreement shall be construed and defined in accordance with the definition of such terms under the Uniform Commercial Code as in effect in the State of Georgia and the specific definitions provided herein:

                     (A) "Indebtedness" shall mean all debts, obligations and liabilities now existing or hereafter arising, whether absolute or contingent, direct or indirect, of Debtor to Secured Party arising under that certain Asset Purchase Agreement dated as of September 29, 1998, to which Debtor and Secured Party are Parties ("Asset Purchase Agreement").

                     (B) "Debtor's Obligations" shall mean the Indebtedness defined in Paragraph 3(A) hereof, all sums and expenses, including without limitation attorneys' fees, collection, legal and receiver's expense, advanced or incurred by Secured Party for or in connection with the Collateral or any obligation of Debtor, and all extensions and renewals thereof, and the warranties agreements and liabilities undertaken by Debtor herein and in any other present or future agreement, instrument or guaranty delivered to or made by Debtor in favor of Secured Party.

                  4. DEBTOR'S REPRESENTATIONS, WARRANTIES AND AGREEMENTS

                  Now, and for so long as any Debtor's Obligations shall remain outstanding, Debtor warrants, represents, covenants and agrees that:

                  (A) All of the Collateral is owned by Debtor alone free and clear of all liens, claims, security interests or encumbrances, except those granted to Secured Party.

                  (B) Debtor shall indemnify and save Secured Party harmless from all loss, cost, damage, liability or expense, including without limitation, reasonable attorneys' fees, that Secured Party may sustain or incur by reason of any matter arising out of or relating to this Agreement, including without limitation, enforcing or collecting Debtor's Obligations or defending or protecting the Collateral, Secured Party's security interest therein or the priority thereof.

                  (C) Secured Party may, at its option, but is not obligated to, discharge any taxes, liens, security interests or other encumbrances at any time levied or placed on the Collateral and may pay for the maintenance and preservation of the Collateral. Debtor shall reimburse Secured Party on demand for each amount so paid by Secured Party, with interest thereon at the interest rate specified the applicable evidence of Indebtedness. Any payment made by Secured Party shall not constitute an agreement to make similar payments in the future or a waiver of any default under this Agreement. Secured Party need not inquire as to, or contest the validity of, any expense, tax, security interest, encumbrance or lien, and the receipt of the usual official notice requiring the payment thereof shall be conclusive evidence that the same was validly due and owing.

                  (D) Debtor shall comply with the terms and conditions of any leases covering the premises wherein the Collateral is located, and any orders, ordinances, laws or statutes of any governmental body having jurisdiction with respect to such premises or the conduct of business therein.

                  (E) Debtor shall at its expense, when requested by Secured Party execute and deliver to Secured Party any written document which Secured Party deems necessary or desirable to protect the interests or rights of Secured Party and do any other acts necessary or advisable to effectuate more fully the purposes and provisions of this Agreement, including without limitation, executing and filing financing or continuation statements in form and substance satisfactory to Secured Party.

                  (F) Debtor's books, and records fully and completely reflect all of its assets, liabilities (both absolute and contingent), profits and losses and are kept in the ordinary course of business in accordance with generally accepted accounting principles consistently applied. All information contained in Debtor's books and records is and shall continue to be true and correct.

                  (G) Debtor has the legal power and authority to enter into this Agreement and to perform and discharge all obligations hereunder. The execution of this Agreement and its performance will not violate any loan or security agreement or other contractual arrangement to which Debtor is a party or by which Debtor is bound. This Agreement has been duly authorized by all necessary corporate action, and when executed and delivered, will be a valid and binding obligation of Debtor enforceable in accordance with its terms.

                  (H) At all times, Debtor shall maintain the Collateral for the benefit of Secured Party.

                  (I) Debtor shall properly care for, house, store and maintain Collateral in good condition, free of misuse, abuse, waste and deterioration. Debtor shall not permit anything to be done that may impair, or fail to do anything necessary or advisable to preserve, the value of Collateral.

                  (J) All agreements, covenants and undertakings by Debtor to Secured Party set forth in this Agreement or in any other writing shall be promptly performed by Debtor according to their terms.

               5. EVENTS OF DEFAULT

                  Debtor shall be in default under this Agreement upon the happening of any one of the following (each an "Event of Default"):

                  (A) Failure by Debtor to perform its obligations to Secured Party pursuant to Section 3 or Section 8 of the Asset Purchase Agreement.

                  (B) Dissolution, termination of the existence or insolvency of Debtor; the appointment of a trustee, receiver or conservator for the property of Debtor; any assignment for the benefit of creditors of Debtor, or the commencement of a proceeding under any provision of any bankruptcy or insolvency law by or against the Debtor, including without limitation, requests, applications, petitions or proceedings seeking an extension, reorganization, compromise or any other relief whatsoever under any of said laws.

               6. SECURED PARTY'S RIGHTS, POWERS AND REMEDIES

                  (A) Upon the occurrence of an Event of Default, or any event which upon notice or passage of time or both would constitute an Event of Default, and notwithstanding any other agreement to the contrary, Secured Party may do any one or more of the following, without presentment, notice, or demand of any kind:

                      (1) Make such payments and do such acts as Secured Party considers necessary or convenient to protect its security interest in the Collateral.

                      (2) Prior to the disposition of any Collateral, store, process, repair or recondition it or otherwise prepare it for disposition in any manner and to the extent Secured Party deems appropriate, and in connection therewith and with the disposition of any part or all of the Collateral, use any trademark, trade name, trade style, copyright, patent or technical process used by Debtor.

                      (3) Require Debtor to assemble any part or all of the Collateral and make it available to Secured Party at a place to be designated by Secured Party. Debtor agrees that Secured Party, by itself or its agent, may without notice to any person and without judicial process of any kind, enter into any premises or upon any land (including access roads and rights of way) owned, leased or otherwise under the real or apparent control of Debtor or any agent of Debtor where Collateral may be or where Secured Party believes Collateral may be and disassemble, render unusable, disconnect and separate all Collateral from any other property and/or repossess and remove all or any item of Collateral. Debtor will not hinder or delay Secured Party or its agent in any way and will, if requested, assist Debtor or its agent in disassembling and/or removing Collateral. Debtor expressly waives all further rights to possession of the Collateral after default and all claims for damages related to such removal, disassembling, entering and/or repossession.

                      (4) Foreclose or otherwise enforce Secured Party's security interest in any manner permitted or provided for in this Agreement or by applicable law.

                      (5) Sell, lease or otherwise dispose of any part or all of the Collateral at one or more public or private sales or auctions, for cash or on credit, in such manner and at such place or places (including Debtor's premises) as Secured Party in its sole discretion deems commercially reasonable, and Secured Party may bid and become purchaser at any sale. It is not necessary that the Debtor be present at any such sale. Any deficiency which exists after disposition of the Collateral as provided above shall be paid immediately by Debtor.

                  (B) Secured Party's rights, powers and remedies under this Agreement, all other agreements between Debtor and Secured Party, at law, in equity or otherwise shall be cumulative and not alternative. Secured Party shall have all other rights, powers and remedies provided under the Uniform Commercial Code and any other applicable law to the extent not inconsistent with the terms of this Agreement.

               7. WAIVER OF DEBTOR

                  Debtor waives any right to require Secured Party to proceed against any person or entity, or to exhaust any Collateral or to pursue any remedy in Secured Party's power whatsoever. Secured Party shall not be required to make presentment, demand or protest or, except as may otherwise be provided in this Agreement, give any notice or take any action to preserve rights against prior parties with respect to any of the Collateral or in connection with any part of Debtor's Obligations.

               8. WAIVER OF DEFAULTS

                  Secured Party may, in the exercise of its sole discretion, waive a default, or cure a default at Debtor's expense. Any such waiver shall not constitute a waiver of other defaults or of the same kind of default occurring at another time, or a modification of this Agreement.

               9. SECURED PARTY AS ATTORNEY IN FACT

                  Upon the happening of an Event of Default or an event which, with the passage of time or giving of notice, or both, would constitute an Event of Default, Secured Party may, as Debtor's attorney in fact, and Debtor hereby irrevocably appoints, authorizes and empowers Secured Party, subject to such powers as have been granted to secured lenders existing at the time of the execution of this Agreement, to, endorse and affix Debtor's name to or upon any check, draft, note, instrument, or other writing relating to the collection of any Collateral or upon any check or other instrument given in payment thereof, or upon any omitted assignment, notification of assignment or demand relating to Collateral and upon all other instruments and writings required to assert and protect Secured Party's rights in the Collateral, including any change of address to the United State Post Office; these powers, being coupled with an interest, shall be irrevocable for so long as Debtor's Obligations remain unsatisfied.

              10. NOTICES

                  All notices given by Debtor or Secured Party to the other under or relating to this Agreement shall be in writing and either delivered or sent by first class mail, with postage prepaid, addressed to Debtor or Secured Party, as appropriate, at its address set forth herein, or to such other address as the parties here to may from time to time specify in writing.

              11. GENERAL PROVISIONS

                  (A) This Agreement together with any other instrument, document or other agreement executed by the parties hereto constitute the entire agreement between Debtor and Secured Party. No modification, amendment or change in this Agreement shall be binding upon Secured Party unless in writing and signed by, an authorized officer of Secured Party.

                  (B) This Agreement shall be binding upon and inure to the benefit of the respective successors and assigns of Debtor and Secured Party; provided, however, that Debtor may not assign this Agreement without Secured Party's prior written consent, and any purported assignment by Debtor without such consent shall be absolutely void.

                  (C) This is a continuing grant of security interest and applies to all past, present and future Indebtedness, Debtor's Obligations, and transactions of any kind between Debtor and Secured Party, whether or not such transactions continue, increase, decrease or create new indebtedness after or before payment of prior indebtedness; and whether or not such transactions are contemplated by the parties at the time of the granting of this security interest; and notwithstanding the incapacity or bankruptcy of, or other event or proceedings affecting, Debtor.

                  (D) Debtor (i) will give Secured Party prior written notice of any change of place of business and address thereof; and (ii) hereby assigns to Secured Party any return or unearned premium becoming due on any insurance covering Collateral, directs the insurer to pay same to Secured Party, and irrevocably appoints Secured Party as Debtor's attorney-in-fact to cancel such insurance and to endorse and sign any instrument payable to Debtor or required to obtain such insurance premium or proceeds.

                  (E) The singular includes the plural. If there is more than one Debtor, their obligations and agreements hereunder are joint and several, and delivery or other accounting of Collateral (in whatever form) to any one of them shall discharge Secured Party of all liability therefor. If Debtor is a married person recourse may be had against his/her separate property for his/her indebtedness and obligations to Secured Party.

                  (F) Each provision of this Agreement shall be severable from each other provision of this Agreement for the purpose of determining the legal enforceability of any specific provision.

                  (G) Time is of the essence of this Agreement.

                  (H) Paragraph headings and paragraph numbers have been set forth herein for convenience only.

                  (I) The validity of this Agreement, its construction, interpretation and enforcement and the rights of the parties hereunder and concerning the Collateral shall be determined under and according to the laws of the State of Georgia.

                  This Security Agreement is entered into as of the 29th day of September, 1998.

                           Maxxis Group, Inc.


                           By:      /s/ Thomas O. Cordy
                              ----------------------------------------------
                                    Thomas O. Cordy, President


                           By       /s/ James W. Brown
                              ----------------------------------------------
                                    James W. Brown, Secretary


                           World Access, Inc.


                           By:      /s/ Michael F. Mies
                              ----------------------------------------------
                                    Michael F. Mies, Treasurer

                                    EXHIBIT A

      Collateral:

      1. The "1 -plus" customer base of Maxxis Group, Inc. and its subsidiaries, and all related contracts, reports, documentation, manuals, orders, etc.

      2. All CIC codes and all tariffs, licenses, permits, authorizations, etc. of Maxxis Group, Inc. and its subsidiaries, as identified on the attached schedule.

                                   EXHIBIT A-1

                                    LICENSES

         All licenses described on the attachment hereto.

         All numerical access codes which customers use to obtain access to Seller's services including, but not limited to, all Carrier Identification Codes described on the attachment hereto.

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
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       GOVERNMENTAL AGENCY             REFERENCE             EFF. DATE                AUTHORITY GRANTED
---------------------------------------------------------------------------------------------------------------------

                                                                          Certificate of Public Convenience and
1.   Alabama Public Service                                               Necessity authorizing operations as a
     Commission               Docket No. 22594                10/5/92     provider of Telephone Toll Resale Service
---------------------------------------------------------------------------------------------------------------------
                                                                          Authority to provider interexchange
                                                                          telecommunications services via
                                                                          Registration filed 6/24/92.  Subsequent
                                                                          Reseller Certification Application filed
2.   Arizona Corporation                                                  11/30/95 in Docket #T-02677A-92-0181
     Commission               Registration                    6/24/92     (still pending).
---------------------------------------------------------------------------------------------------------------------
                                                                          Certificate of Public Convenience and
                                                                          Necessity to operate as a reseller of
3.   Arkansas Public Service                                              competitive intrastate long distance toll
     Commission               Docket No. 92-173-U              8/5/92     services.
---------------------------------------------------------------------------------------------------------------------
                                                                          Certificate of Public Convenience and
                                                                          Necessity granting authority to operate
                                                                          as a reseller of the InterLATA
4.   California Public                                                    telecommunication service offered by
     Utilities Commission     Application No. 92-08-015       3/10/93     communication common carriers.
---------------------------------------------------------------------------------------------------------------------
                                                                          See copy of California PUC 1.95-10-007
                                                                          Settlement Agreement attached herein
                                                                          effective September 4, 1996 when it was
                                                                          signed by the Commission; a copy of the
                                                                          September 4, 1996 order is attached
     "  "   "   "                                                         herein.
---------------------------------------------------------------------------------------------------------------------

5.   Colorado Public                                                      Authority to provide interexchange
     Utilities Commission     Registration                    12/9/92     telecommunications services.
---------------------------------------------------------------------------------------------------------------------

                                                                          Certificate of Public Convenience and
6.   Delaware Public                                                      Necessity to provide intrastate
     Utilities Commission     Docket No. 94-187               12/20/94    telecommunications services to the public.
---------------------------------------------------------------------------------------------------------------------

7.   District of Columbia     Unregulated
---------------------------------------------------------------------------------------------------------------------

                                                                          Non-dominant interexchange carrier
                                                                          Certificate No. 3134.  See Florida
8.   Florida Public Service                                               September 21, 1995 PSC Order accepting
     Commission               Docket No. 920732-TI            11/12/92    settlement attached herein.
---------------------------------------------------------------------------------------------------------------------
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


SECOND DRAFT SEPTEMBER 28, 1998                    INTRASTATE AUTHORITY                      PRIVILEGED AND CONFIDENTIAL
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


                                                                          Interim Certificate of Public Convenience
                                                                          and Necessity to Resell Interexchange
                                                                          Telecommunications Services.  Interim
                                                                          Certificate has recently expired.
                                                                          Waiting for status response from Georgia
9.   Georgia Public Service                                               PSC staff which shall be shortly
     Commission               Docket No. 5426-U                5/2/95     forthcoming.
---------------------------------------------------------------------------------------------------------------------

                                                                          Per Dennis Sewell September 28, 1998, 2 pm
                                                                          CST, Cherry was granted another 12 month
                                                                          Interim Certificate so that the Georgia PSC
                                                                          could wait and see the outcome of Cherry's
                                                                          Chapter 11 reorganization. In addition,
                                                                          Dennis Sewell asked for some additional
                                                                          information from Cherry. Waiting for
"  "  "  "  "                                                             confirmation and information requests fax
                                                                          from Dennis Sewell.
---------------------------------------------------------------------------------------------------------------------
"  "  "  "  "
---------------------------------------------------------------------------------------------------------------------

10.  Idaho Public Utilities                                               Authority to provide interexchange
     Commission               Registration                    8/16/92     telecommunications services
---------------------------------------------------------------------------------------------------------------------
                                                                          Certificate of Interexchange Service
                                                                          Authority granted to provide resold
11.  Illinois Commerce                                                    interexchange IntraMSA and InterMSA
     Commission               File No. 92-0234                8/26/92     telecommunications services.
---------------------------------------------------------------------------------------------------------------------

                              TF 92-58 (Tariff)                           Reseller of interexchange
12.  Iowa Utilities Board     WRU-92-19 (Waivers)             3/31/92     telecommunications services.
---------------------------------------------------------------------------------------------------------------------

13.  Kansas Corporation       Docket No. 183.413-U                        Certificate of Convenience and Authority
     Commission               93-CHRC-090-C                   10/19/92    to resell telecommunication services.
---------------------------------------------------------------------------------------------------------------------

14.  Commonwealth of
     Kentucky Public Service                                              Authority to resell intrastate
     Commission               Case No. 94-423                 3/15/95     long-distance telecommunications services.
---------------------------------------------------------------------------------------------------------------------

                                                                          Certificate of Authority to provide
15.  Louisiana Public                                                     resold interexchange telecommunication
     Service Commission       Registration                    7/23/92     services.
---------------------------------------------------------------------------------------------------------------------

16.  Maryland Public Service                                              Authorization to operate as a reseller of
     Commission               ML##s 44064 & 44478; TE-785     7/20/94     MTS and WATS telephone services.
---------------------------------------------------------------------------------------------------------------------

                                                                          Cherry Communications, Inc.'s Mass.
                                                                          Tariff No. 1 Allowed to go into effect as
17.  Massachusetts                                                        filed to provide intrastate interexchange
     Department of Public                                                 telecommunications services on a reseller
     Utilities                Registration                    7/13/95     basis.
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


18.  Michigan Public Service
     Commission               Registration                    12/17/92    Resale Interexchange carrier
---------------------------------------------------------------------------------------------------------------------

                                                                          Certificate of Public Convenience and
                                                                          Necessity to provide InterLATA and
19.  Mississippi Public                                                   IntraLATA toll telecommunications
     Service Commission       Case No. 95-UA-0095              4/6/95     services on a resale basis.
---------------------------------------------------------------------------------------------------------------------

20.  Montana Public Service                                               Authority to provide telecommunication
     Commission               Registration                    12/10/92    services on a resale basis.
---------------------------------------------------------------------------------------------------------------------

                                                                          Extension of Conditional Authority to
                                                                          provide InterLATA and IntraLATA
                                                                          Interexchange telecommunications
                                                                          services.  See copy of Conditional
                                                                          Authority Order from the Nebraska PSC
21.  Nebraska Public Service                                              dated July 31, 1995; copy of the January
     Commission               Application No. C-1183          7/31/95     9, 1996 Nebraska PSC Order.
---------------------------------------------------------------------------------------------------------------------

                                                                          Copy of the June 16, 1998 Nebraska PSC
                                                                          Rule to Show Cause Order to Revoke
                                                                          Cherry's Conditional Authority; and a
                                                                          copy of Attorney Jack Shultz's (Cherry's
                                                                          local Nebraska Attorney) July 29,1998
22.  "  "  "  "                                                           letter to the Nebraska PSC.
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                                                                          Certificate of Public Convenience and
                                                                          Necessity to operate as a reseller of
23.  Nevada Public Service                                                intrastate interexchange
     Commission               Docket No. 95-7018              9/21/95     telecommunications services.
---------------------------------------------------------------------------------------------------------------------

24.  New Jersey Board of                                                  Authorization as a non-dominant
     Public Utilities         Registration                    11/16/92    interexchange carrier.
---------------------------------------------------------------------------------------------------------------------

25.  New Mexico State                                                     Certificate of Public Convenience and
     Corporation                                                          Necessity for authority to provide public
     Commission               Docket No. 92-249-TC            12/27/94    intrastate telecommunications services.
---------------------------------------------------------------------------------------------------------------------

                                                                          Certificate of Public Convenience and
                                                                          Necessity to operate as a reseller of
                                                                          telephone services via landline telephone
26.  New York Public Service                                              company or other common carrier
     Commission               Case No. 92-C-0585              8/27/92     facilities.
---------------------------------------------------------------------------------------------------------------------

                                                                          Certificate of Registration No. 231 as
27.  North Dakota Public                                                  Intrastate long distance
     Service Commission       Case No. PU-1346-95-121         4/12/95     telecommunications reseller.
---------------------------------------------------------------------------------------------------------------------

                                                                          Certificate of Public Convenience and
28.  Public Utilities                                                     Necessity to provide competitive
     Commission of Ohio       Case No. 94-1982-CT-ACE         5/22/95     telecommunication services.
---------------------------------------------------------------------------------------------------------------------

                                                                          Registration authorizing interexchange
                                                                          carrier service on December 11, 1992.
                                                                          Subsequent application for Certificate of
                                                                          Public Convenience and Necessity filed
29.  Oklahoma Corporation                                                 10/30/95, Case No. PUD-95-0000318 (still
     Commission               Registration                    12/11/92    pending).
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

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


                                                                          Application for authority to provide
30.  Oregon Public Utility                                                telecommunications services as a
     Commission               UM 489, Order No. 92-992         7/7/92     competitive provider.
---------------------------------------------------------------------------------------------------------------------

                                                                          Certificate of Public Convenience to
31.  Pennsylvania Public                                                  furnish service as a reseller of
     Utility Commission       Application A.310123             8/5/93     interexchange telecommunication service.
---------------------------------------------------------------------------------------------------------------------

                                                                          Certificate of Public Convenience and
                                                                          necessity to provide intrastate InterLATA
                                                                          service on a one year probationary basis
                                                                          issued 7/13/95.  Order removing probation
32.  South Carolina Public                                                status and granting permanent status
     Service Commission       Docket No. 94-621-C             7/13/95     dated August 19, 1996.
---------------------------------------------------------------------------------------------------------------------

33.  South Dakota Public                                                  Certificate of Authority to provide
     Utilities Commission     Docket No. TC95-059             4/23/96     intrastate telecommunications services
---------------------------------------------------------------------------------------------------------------------

                                                                          Certificate of Convenience and Necessity
34.  Tennessee Regulatory                                                 as an interexchange telecommunications
     Authority                Case Number 95-03214            10/13/95    reseller.
---------------------------------------------------------------------------------------------------------------------

35.  Texas Public Utility                                                 Authority as a non-dominant interexchange
     Commission               Registration                    9/22/92     carrier
---------------------------------------------------------------------------------------------------------------------

36.  Utah Public Service                                                  Authority as a non-dominant interexchange
     Commission               Registration                    12/16/92    carrier
---------------------------------------------------------------------------------------------------------------------

37.  Virginia State                                                       Registration as a non-dominant
     Corporation Commission   Registration                    12/8/92     interexchange carrier
---------------------------------------------------------------------------------------------------------------------

38.  Washington Utilities                                                 Authorizing registration as a
     and Transportation                                                   telecommunications company to provide
     Commission               Docket No. UT-930978            9/30/92     service.
---------------------------------------------------------------------------------------------------------------------

39.  Public Service                                                       Certificate of Convenience and Necessity
     Commission of West                                                   to provide resold telecommunications
     Virginia                 Docket No. 95-0151-T-CN         7/11/95     services.
---------------------------------------------------------------------------------------------------------------------

40.  Wisconsin Public                                                     Authorized to provide services as an
     Service Commission       Docket No. 7814-TI-101          3/30/95     Alternative Telecommunications Utility
---------------------------------------------------------------------------------------------------------------------
     Cherry Communications
     Incorporated's CIC
     (Carrier Identification
     Code) is 270.
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